UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2024

KINGSWOOD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39700	85-2432410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Battery Place, Room 625

New York, New York 10004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01	Regulation FD Disclosure

Kingswood Acquisition Corp. a Delaware corporation (“we”, “us”, “our”, or the “Company”) today issued a press release making certain announcements regarding two upcoming special meetings of its stockholders.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

About the Company

The Company is a blank check company incorporated under the laws of the State of Delaware on July 27, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses, which is referred to herein as an initial business combination. While the Company may pursue an initial business combination target in any stage of its corporate evolution or in any industry or sector, the Company is focusing its search on companies with favorable growth prospects and attractive returns on invested capital.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Forward-looking statements are statements that are not historical facts, and are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Factors that may cause such differences include, without limitation, the Company’s ability to accurately calculate the amount of taxes owed that can be withdrawn from interest earned in the trust account, the amount of funds that may be available in the Company’s trust account following redemptions, permitted withdrawals, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“Commission”), including the definitive proxy statement relating the special meeting of the Company’s stockholders to vote upon an extension of the date by which the Company must effectuate an initial business combination or redeem all of its Class A common stock included as part of the units sold in the Company’s initial public offering from February 24, 2024 to March 15, 2024 (the “Extension Meeting”), the definitive proxy statement relating the special meeting of the Company’s stockholders to vote upon the Company’s initial business combination and related matters (the “Business Combination Meeting”) and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in each case under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the Commission.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its sponsor, officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders for purposes of both the Extension Meeting and the Business Combination Meeting. Information about the Company’s sponsor, officers and directors and their ownership of the Company’s common stock and their direct and indirect interests are described in the definitive proxy statements relating to the Extension Meeting and Business Combination Meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Additional Information and Where To Find It

On February 12, 2024, the Company filed a definitive proxy statement on Schedule 14A with the Commission in connection with the solicitation of proxies by the Company’s board of directors for the Extension Meeting. On February 14, 2024, the Company filed a definitive proxy statement on Schedule 14A with the Commission in connection with the solicitation of proxies by the Company’s board of directors for the Business Combination Meeting. The Company urges investors, stockholders and other interested persons to read the proxy statements as well as other documents filed by the Company with the Commission, as these documents may contain important information about the Company and the proposals to be considered and voted upon at the Extension Meeting and Business Combination Meeting. Stockholders may obtain copies of the proxy statements and other documents filed with the Commission, without charge, at the Commission’s website at www.sec.gov or by directing a request to the Company at 17 Battery Place, Room 625, New York, New York 10004 or by telephone at (212) 404-7002, or to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, KWAC.info@investor.morrowsodali.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibits
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kingswood Acquisition Corp.

Dated: February 20, 2024	By:	/s/ Michael Nessim
	Name:	Michael Nessim
	Title:	Chief Executive Officer